STI CLASSIC FUNDS

                      Supplement Dated April 6, 2004 to the
                     Equity Funds - T Shares Prospectus, the
            Equity Funds - A Shares and L Shares Prospectus, and the
    For Participants of SunTrust Banks Sponsored Retirement Plans Prospectus
                              Dated October 1, 2003


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUSES.

Effective April 30, 2004, shares of the Small Cap Value Equity Fund (the "Fund") will no longer be available for purchase by new investors. Shareholders of the Fund (either existing or with whom an agreement to offer the Fund or letter of intent has been signed) prior to April 30, 2004 may purchase shares of the Fund after that date. In addition, purchases made through accounts of institutional investors (either existing or with whom an agreement to offer the Fund, or letter of intent has been signed) are permitted after April 30, 2004.

During the period the Fund is closed to new investors, the Fund will voluntarily waive the portion of the 12b-1 fee attributable to distribution expenses with respect to the Fund's A Shares and L Shares so that shareholders in those share classes will only pay a maximum 12b-1 shareholder servicing fee in the amount of 0.25% annually.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.







STI-SU-042-0100